EXHIBIT 99.1

                               Salant Corporation
                           1114 Avenue of the Americas
                            New York, New York 10036



                                                              March 13, 2003

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Salant Corporation
         Annual Report on Form 10-K for the year ended December 28, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements by the Chief Executive Officer and Chief Financial Officer of Salant Corporation pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                                 Very truly yours,

                                                 Salant Corporation

                                                 By:  /s/Awadhesh K. Sinha
                                                      Awadhesh K. Sinha
                                                      Chief Financial Officer